UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 8, 2022

Poseida Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39376	47-2846548
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9390 Towne Centre Drive, Suite 200, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 779-3100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PSTX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2022, the board of directors (the “Board”) of Poseida Therapeutics, Inc. (the “Company”) appointed Mark Gergen as Chief Executive Officer of the Company, effective as of February 1, 2022 (the “Effective Date”). Mr. Gergen currently serves as President, Chief Business Officer and a director on the Board. Also as of the Effective Date, Eric Ostertag, M.D., Ph.D., the Company’s current Chief Executive Officer, will no longer serve in such role and will assume the role of Executive Chairman of the Board, continuing as a non-executive employee of the Company.

Prior to the Effective Date, the Company expects to enter into amended employment agreements and related benefits and compensatory arrangements with each of Mr. Gergen and Dr. Ostertag. The current employment agreements and benefits and compensatory arrangements with each of Mr. Gergen and Dr. Ostertag, as well as their biographical information, are described in, and/or filed as exhibits to, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2021 and the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 28, 2021.

Item 8.01	Other Events.

In connection with announcing the executive transitions described in Item 5.02 above, the Company provided the following update regarding certain of its development programs:

P-PSMA-101 Autologous CAR-T for Prostate Cancer

A Phase 1 trial evaluating P-PSMA-101, the Company’s autologous CAR-T candidate for the treatment of metastatic castrate resistant prostate cancer (mCRPC) is ongoing. Initial clinical data was presented in late August 2021 at the CAR-TCR Summit demonstrating encouraging early results at low doses in this difficult to treat patient population with high unmet need. The Company will be presenting additional data during the ASCO Genitourinary Cancers Symposium taking place February 17-19, 2022, in a poster titled, “Phase 1 study of P-PSMA-101 CAR-T cells in patients with metastatic castration-resistant prostate cancer (mCRPC).”

P-BCMA-ALLO1 Allogeneic CAR-T for R/R Multiple Myeloma

The Phase 1 trial of P-BCMA-ALLO1, an allogeneic CAR-T product candidate for the treatment of relapsed refractory multiple myeloma, is currently initiating with a clinical data update expected later in the year. In addition to the continued product manufacturing at the current contract manufacturing organization, the Company is exploring a parallel path to enable manufacturing of P-BCMA-ALLO1 at its in-house GMP manufacturing pilot plant in San Diego, following successful manufacturing runs of the allogeneic CAR-T product candidate P-MUC1C-ALLO1.

P-MUC1C-ALLO1 Allogeneic CAR-T for Solid Tumors

The Company announced on December 20, 2021 that the IND submitted for the P-MUC1C-ALLO1 product candidate had been cleared by the FDA. The Phase 1 clinical trial start-up is underway and will evaluate P-MUC1C-ALLO1 in various solid tumors, including breast, ovarian, lung and colorectal cancers. P-MUC1C-ALLO1 is manufactured at the Company’s in-house GMP manufacturing pilot plant in San Diego. Initial clinical data from P-MUC1C-ALLO1 is expected to be presented at a scientific meeting this year.

Dual P-CD19CD20-ALLO1 Allogeneic Car T for B-cell Malignancies

Due to the prioritization of the lead allogeneic programs and the focus on achieving associated milestones in 2022, the Company is shifting expectations for an IND filing of its first dual CAR-T program from the end of 2022 into 2023.

P-OTC-101 In Vivo Liver Directed Gene Therapy for OTC

The Company’s leading internal gene therapy program, P-OTC-101, an in vivo liver-directed gene therapy for ornithine transcarbamylase (OTC) deficiency, continues with IND enabling activities and evaluation of both a fully nanoparticle delivery approach as well as a hybrid nanoparticle/AAV approach. A decision of whether to pursue the fully nanoparticle or hybrid approach going forward is expected by mid-year.

Forward-Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding, among other things, the potential benefits of the Company’s technology platforms and product candidates, the Company’s plans and strategy with respect to developing its technologies and product candidates, and anticipated timelines and milestones with respect to the Company’s development programs and manufacturing activities. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with development and regulatory approval of novel product candidates in the biopharmaceutical industry and the other risks described in the Company’s filings with the SEC. All forward-looking statement contained in this report speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poseida Therapeutics, Inc.

Date: January 10, 2022	By:	/s/ Harry J. Leonhardt
	Name:	Harry J. Leonhardt
	Title:	General Counsel and Chief Compliance Officer